UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )
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Seven Hills Realty Trust
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2025 Annual Meeting
of Shareholders and Proxy Statement
Wednesday, May 28, 2025 at 9:30 a.m., Eastern Time
Live Webcast Accessible at
https://www.virtualshareholdermeeting.com/SEVN2025

BUSINESS AT A GLANCE

SEVEN HILLS
REALTY TRUST

Seven Hills Realty Trust (Nasdaq: SEVN) is a real estate finance company that originates and invests in first mortgage loans secured by middle market transitional commercial real estate. We define middle market as commercial properties that have values of up to $100 million. SEVN's primary investment objective is to balance capital preservation with generating attractive risk adjusted returns. The company's $641 million investment portfolio consists of 100% floating-rate first mortgage loans diversified across geographies and property types. SEVN is managed by Tremont Realty Capital, a subsidiary of The RMR Group Inc. (Nasdaq: RMR), a leading U.S. alternative asset management company with over $40 billion in assets under management and more than 35 years of institutional experience in buying, selling, financing and operating commercial real estate. For more information about SEVN, please visit www.sevnreit.com.

$641 Million
TOTAL LOAN COMMITMENTS[1]

8.6%
WEIGHTED AVERAGE ALL IN YIELD

67%
WEIGHTED AVERAGE PORTFOLIO LOAN TO VALUE

1.6x
DEBT TO EQUITY RATIO

11%
MANAGER OWNERSHIP IN SEVN

GEOGRAPHIC DIVERSIFICATION

Midwest
22%
East
23%
West
23%
South
32%

PROPERTY TYPE

Hotel
14%
Retail
9%
Multifamily
27%
Industrial
23%
Office
27%

CAPITAL STRUCTURE COMPOSITION

Secured
Financing
Facilities
61%
Equity
39%

2024 BUSINESS HIGHLIGHTS

- Achieved a total shareholder return of 12.2% compared to the FTSE NAREIT Commercial Financing Index which had a total shareholder return of negative 8.2%.
- Maintained a high-quality portfolio of 100% floating rate first mortgage loans with all loans current on debt service.
  - Closed approximately $145 million of new loans, with total committed capital of approximately $641 million.
  - Received over $165 million of loan repayments during 2024, reflecting disciplined underwriting and asset management capabilities.
  - Reduced office sector exposure by 7% year over year while strategically lending into industries, such as multifamily and lodging, with favorable fundamentals and strong growth potential.
- Maintained conservative leverage below 2.0x and excess liquidity to support continued loan originations.
- Elected Ann Danner to the Board of Trustees. SEVN's board is now 71% independent and made up of 29% female and underrepresented communities.

1 Represents the sum of initial loan funding plus unfunded loan commitments, which are primarily used to finance property and building improvements and leasing capital and are generally funded over the term of the loan.

Data as of December 31. 2024

LETTER TO OUR SHAREHOLDERS
FROM YOUR BOARD OF TRUSTEES
Dear Fellow Shareholders:
Please join us for our 2025 Annual Meeting of Shareholders, which will be held virtually at 9:30 a.m. on Wednesday, May 28, 2025. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites your receipt of these important materials while lowering costs and reducing the environmental impact of our annual meeting.
In 2024, SEVN outperformed our benchmark index, the FTSE Nareit Mortgage Commercial Financing Index by more than 20%. This is the second consecutive year that we have outperformed this index, delivering meaningful shareholder returns. We believe our index outperformance is the result of the quality of our underwriting and portfolio asset management. For the full year, we generated net income of $17.8 million or $1.20 per share and distributable earnings of $21.3 million or $1.45 per share.
At the end of the fourth quarter, our diverse portfolio remained completely invested in floating rate loans and consisted of 21 first mortgages with an average loan size of $31 million and commitments of $641 million. Our investments have a weighted average coupon of 8.2% and an all-in yield of 8.6%. In total, at year end, our portfolio had a weighted average maximum maturity of 2.6 years and a favorable overall credit profile with an LTV of 67%.
In 2024, we amended our UBS repo facility to extend the maturity date from February 2025 to February 2026 and increase the maximum facility size by $45 million dollars to $250 million. We also extended the maturity date of our $125 million dollar Wells Fargo repo facility from February 2025 to March 2026 and our $215 million dollar Citi facility from September 2024 until September 2026.
In December, we added Ann Danner to our Board as an Independent Trustee. Ann brings more than 40 years of real estate industry experience and her strong background in residential and multifamily development, investment and operations will be a significant asset to SEVN going forward. With Ann’s addition, we increased our percentage of independent board members to 71%.
We thank you for your investment in our Company and for the trust you place in us to oversee your interests in our business.
March 19, 2025
Ann M. Danner	Joseph L. Morea
Barbara D. Gilmore	Adam Portnoy
Matthew P. Jordan	Jeffrey P. Somers
William A. Lamkin

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
Location: Live Webcast Accessible at https://www.virtualshare holdermeeting.com/ SEVN2025 Date: Wednesday, May 28, 2025 Time: 9:30 a.m., Eastern Time
Agenda:
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Elect the Trustee nominees identified in the accompanying Proxy Statement to our Board of Trustees;

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Approve the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan;

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Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2025 fiscal year; and

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Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on March 12, 2025 (the “Record Date”).

Attending Our 2025 Annual Meeting: To provide all of our shareholders an opportunity to participate in our 2025 Annual Meeting, our 2025 Annual Meeting will be a virtual meeting of shareholders, which will be conducted by webcast. Shareholders will be able to listen, vote and submit questions online during our 2025 Annual Meeting. In order to attend and participate in our 2025 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on May 27, 2025.
•
Record Owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2025 Annual Meeting by visiting https://www.virtualshareholder
meeting.com/SEVN2025 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

•
Beneficial Owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2025 Annual Meeting by visiting https://www.virtualshareholder
meeting.com/SEVN2025 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a control number if needed.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Trustees, Jennifer B. Clark Secretary March 19, 2025

PROXY STATEMENT
The Board of Trustees (“Board”) of Seven Hills Realty Trust, a Maryland real estate investment trust (the “Company,” “we,” “us” or “our”), is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2025 annual meeting of shareholders. To provide all of our shareholders an opportunity to participate in our 2025 Annual Meeting, our 2025 Annual Meeting will be held virtually via live webcast on Wednesday, May 28, 2025, at 9:30 a.m., Eastern Time, subject to any postponements or adjournments (the “2025 Annual Meeting”). We are first making these proxy materials available to shareholders on or about March 19, 2025.
Only owners of record of our common shares of beneficial interest (“Common Shares”) as of the close of business on March 12, 2025, the Record Date for our 2025 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date. Our Common Shares are listed on The Nasdaq Stock Market LLC (“Nasdaq”). At the close of business on March 12, 2025, there were approximately 14,902,773 Common Shares issued and outstanding.
The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2025 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 28, 2025.
The Notice of 2025 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2024 are available at www.proxyvote.com.

PLEASE VOTE
Please vote to participate in our decision making. Nasdaq rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.
PROPOSALS THAT REQUIRE YOUR VOTE
PROPOSAL	MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL
1 Election of Trustees	Page 8	✓ FOR ALL	Plurality of all votes cast
2 Approval of the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan	Page 28	✓ FOR	Majority of all votes cast
3 Ratification of independent auditors*	Page 31	✓ FOR	Majority of all votes cast

*
Non-binding advisory vote.

With respect to Proposal 1, you may vote “FOR ALL” nominees, “WITHHOLD ALL” nominees and “FOR ALL EXCEPT” those nominees noted by you in the appropriate portion of your proxy card. You may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposals 2 and 3.
You can vote in advance in one of three ways:
via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern Time, on May 27, 2025 to authorize a proxy VIA THE INTERNET.

by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern Time, on May 27, 2025 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.

by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.
If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.
PLEASE VISIT: www.proxyvote.com
•
To review and download easy to read versions of our Proxy Statement and Annual Report.

•
To sign up for future electronic delivery to reduce the impact on the environment.

•
To register in advance to attend our 2025 Annual Meeting.

2025 Proxy Statement	1

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS
Board Composition, Expansion and Refreshment

Ensuring our Board is comprised of Trustees who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board regularly evaluates its composition. In December 2024 we increased the size of our Board to seven Trustees, including five Independent Trustees and two Managing Trustees, and elected Ann M. Danner as an Independent Trustee. As of December 31, 2024, 29% of our Board was comprised of members from underrepresented communities. Our Nominating and Governance Committee and our Board have retained Korn Ferry, a leading executive search and consulting firm, to act as an advisor and to assist our Nominating and Governance Committee in:
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identifying and evaluating potential trustee candidates;

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creating an even playing field among candidates identified regardless of source;

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using the criteria, evaluations and references to prioritize candidates for consideration regardless of source; and

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assisting in attracting and vetting candidates.

Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

✓
Our Board oversees and monitors strategic planning.

✓
Business strategy is a key focus of our Board and embedded in the work of Board committees.

✓
Company management is charged with executing our business strategy and provides regular performance updates to our Board.

✓
Our Board oversees risk management.

✓
Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

✓
Company management is charged with managing risk, through robust internal processes and effective internal controls.

✓
Our Board oversees succession planning and talent development for senior executive positions.

✓
Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

✓
In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Trustees, as applicable, to nominate and evaluate potential successors.

Our Board’s Role in Oversight of Risk Management

Our Board is elected by our shareholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board’s understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.
Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board

2	2025 Proxy Statement

committee meetings. Our day to day business is conducted by Tremont Realty Capital LLC (“Tremont”), and Tremont and our officers are responsible for incorporating risk management in their activities. Our management and members of our internal audit group meet regularly with our Audit Committee and provide us with advice and assistance with our risk management function.
In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports provided to them by Tremont, internal audit and other service providers, including:
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reports on market and industry conditions;

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operating and regulatory compliance reports;

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financial reports;

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reports on risk management and our Environmental, Social and Governance (“ESG”) activities and initiatives;

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regulatory and legislative updates that may impact us;

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reports on the security of our information technology processes and our data; and

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legal proceeding updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with representatives of Tremont, The RMR Group LLC (“RMR”), our officers, members of our internal audit group, legal counsel, our independent auditors and other professionals, as appropriate.
Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity and the use of artificial intelligence, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review reports annually from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting, and at other times, as may be warranted. Our Audit Committee also annually reviews an internal audit plan developed by members of our internal audit group with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee meets at least quarterly and reports its findings and results of its monitoring activities and oversight on our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements, as applicable, to our Board. Our Audit Committee also meets quarterly with members of our internal audit group to review the results of our internal audits and receive reports, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management, including cybersecurity, as it determines appropriate.
Our Audit Committee considers risks related to cybersecurity, and receives annual reports from management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments, such as advances in the use of artificial intelligence, and more frequent reports as it may direct or as warranted. RMR has conducted an external assessment of its cybersecurity controls using a qualified third party. In addition, RMR’s cybersecurity program is aligned to the National Institute of Standards and Technology Cybersecurity Framework. RMR conducts annual data security education and testing for its employees, including Tremont employees and RMR employees who provide services to us, in addition to penetration testing and unannounced email phishing exercises.
Our Compensation Committee, whose responsibilities are detailed in its charter, among other responsibilities, evaluates the performance of Tremont, our manager, under our business management agreement. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages management to make long term and appropriately risk balanced decisions.
It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

2025 Proxy Statement	3

To learn more about the risks we face, you can review the matters discussed in Part I, “Item 1A Risk Factors” and “Warning Concerning Forward Looking Statements” in our Annual Report to Shareholders for the fiscal year ended December 31, 2024 (the “Annual Report”). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.
Trustee Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:
•
a trustee must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

•
our Board must affirmatively determine that the trustee otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a trustee. To facilitate the trustee independence assessment process, our Board has adopted written Governance Guidelines as described below.

In accordance with our Declaration of Trust and Bylaws, our Board is comprised of seven Trustees, including five Independent Trustees and two Managing Trustees.
Our Bylaws also require that a majority of our Board be Independent Trustees. Under our Declaration of Trust, Independent Trustees are Trustees who are not employees of Tremont or RMR, are not involved in our day to day activities and who meet the qualifications of independent directors under the applicable rules of the Nasdaq and the Securities and Exchange Commission (the “SEC”).
Our Board affirmatively determines whether Trustees have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Trustees or trustees or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Trustee’s relationship with us, our Board considers all relevant facts and circumstances, not merely from the Trustee’s standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. Based on this review, our Board has determined that Ann M. Danner, Barbara D. Gilmore, William A. Lamkin, Joseph L. Morea and Jeffrey P. Somers currently qualify as independent trustees under applicable Nasdaq and SEC criteria and as Independent Trustees under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and our Trustees with regard to each of our Trustees’ relationships with us, Tremont, RMR or The RMR Group Inc. (“RMR Inc.”) and the other companies to which RMR provides management services (the “RMR Clients”). Our Board has concluded that none of these five Trustees possessed or currently possesses any relationship that could impair his, her or their judgment in connection with his, her or their duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.
Executive Sessions of Independent Trustees

Pursuant to our Governance Guidelines, our Independent Trustees meet at least twice per year in regularly scheduled meetings at which only Independent Trustees are present. Our Independent Trustees also meet with our officers, other representatives of our management, as appropriate, and with our independent auditors. The presiding Trustee for purposes of leading Independent Trustee sessions is the Lead Independent Trustee, unless the Independent Trustees determine otherwise.
Board Leadership Structure

All Trustees play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Trustees is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit organizations and law firms. Our Trustees may be called upon to provide solutions

4	2025 Proxy Statement

to various complex issues and are expected to, and do, ask hard questions of our officers and advisors. Our Board is small, which facilitates informal discussions and communication from management to our Board and among Trustees.
Adam Portnoy has served as Chair of our Board (our “Chair”) since 2021. Our President and our Chief Financial Officer and Treasurer are not members of our Board, but they regularly attend Board and Board committee meetings. Other officers of Tremont and RMR also sometimes attend Board meetings at the invitation of our Board. Special meetings of our Board may be called at any time by any Managing Trustee, the Chief Executive Officer, if any, President or the Secretary pursuant to the request of any two Trustees then in office. Our Managing Trustees, in consultation with our management, set the agenda for Board meetings. Other Trustees may suggest agenda items as well. Discussions at Board meetings are led by the Managing Trustee, the Independent Trustee or member of management who is most knowledgeable on a subject.
Lead Independent Trustee

We have a Lead Independent Trustee who is selected annually by the vote of a majority of our Independent Trustees. Currently, Mr. Morea serves as our Lead Independent Trustee. Our Lead Independent Trustee has well-defined, robust responsibilities that include:
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assisting the Board in evaluating its effectiveness;

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presiding at all meetings of our Board at which the Chair or a Managing Trustee is not present;

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presiding at all meetings and executive sessions of the Independent Trustees;

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having the authority to call meetings of the Independent Trustees or executive sessions of the Independent Trustees;

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serving as the principal liaison between the Independent Trustees and the senior management team;

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assisting our Compensation Committee in its annual evaluation of the performance of our management and of our manager, Tremont;

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considering suggestions for meeting agenda items from other Independent Trustees;

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with our Nominating and Governance Committee and our Chair, monitoring and coordinating with our management on corporate governance issues and developments;

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authorizing the retention of advisors and consultants who report directly to the Independent Trustees when appropriate; and

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if requested, and in coordination with our Chair and our management, being reasonably available for consultation and direct communication with shareholders.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.
We have also adopted the Code of Business Conduct and Ethics (the “Code”) to, among other things, provide guidance to our board members, officers and Tremont employees and ensure compliance with applicable laws and regulations.
Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.
Our Audit Committee, Compensation Committee and Nominating and Governance Committee are each comprised entirely of Independent Trustees under applicable Nasdaq rules who also meet the independence

2025 Proxy Statement	5

criteria applicable to audit committees and compensation committees under the Sarbanes-Oxley Act of 2002 and the SEC’s implementing rules under that law.
Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Trustees, individually or as a group. To access these documents on our website visit www.sevnreit.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code that apply to the principal executive officer, principal financial officer or controller, or persons performing similar functions, by posting such information on our website.
Environmental, Social and Governance Policies

Our Board has adopted the following policies in connection with our efforts to lead a sustainable business and improve our internal culture and the communities in which we operate: Employee Health and Wellness, Human Rights, Philanthropy and Business Partners’ Code of Conduct. These policies reflect our core culture of integrity and mutual respect as well as our commitment to caring for our borrowers, their tenants and the individuals who provide services to us as well as for the communities in which we operate. Our Employee Health and Wellness policy is designed to protect the health and wellbeing of all individuals in our workplace; our Human Rights policy is designed to promote a culture of mutual respect for people, communities and our planet; our Philanthropy policy sets forth our, Tremont’s and RMR’s commitment to investing in our communities through a variety of philanthropic engagements; and our Business Partners’ Code of Conduct sets forth our expectations for our, Tremont’s and RMR’s business partners to conduct business in an ethical manner that promotes the accomplishment of our goals.
Insider Trading Policies and Procedures

We have adopted Insider Trading Policies and Procedures (our “Insider Trading Policy”) governing the purchase, sale, and other dispositions of our securities by our Trustees and officers, directors, officers and employees of RMR and Tremont and the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. In general, our Insider Trading Policy prohibits us and our Trustees and officers, directors and officers of RMR Inc., officers and employees of RMR and Tremont and related persons from trading in our securities while aware of material, nonpublic information about us. Our Insider Trading Policy also prohibits our Trustees and Executive Officers, the directors of RMR Inc. and Tremont and executive officers of RMR and Tremont from transacting in our securities during certain designated blackout periods. In addition, our Trustees, RMR Inc.’s directors and certain of the Company’s and RMR’s senior officers are required to obtain approval in advance of transactions in our securities. The foregoing summary of our Insider Trading Policy does not purport to be complete and is qualified by reference to our Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Prohibition on Hedging

Our Insider Trading Policy expressly prohibits members of our Board and our officers from engaging in hedging transactions involving our securities.
Recommendations for Trustees

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to our Board nominees for election at each annual meeting of shareholders. Our Nominating and Governance Committee may consider candidates suggested by our Trustees, officers or shareholders or by others. Shareholders who would like to recommend a Trustee nominee should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o Secretary, Seven Hills Realty Trust, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@sevnreit.com. Any such recommendation should include a

6	2025 Proxy Statement

description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.
Communications with our Board

Our Board has established a process to facilitate communication by shareholders and other interested parties with our Trustees, individually or as a group. Communications should be addressed to our Trustees or the Trustee for whom the communication is intended, in care of the Secretary, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@sevnreit.com.
Shareholder Nominations and Other Proposals

Deadline to Submit Proposals Pursuant to Rule 14a-8 for the 2026 Annual Meeting of Shareholders: Shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received at our principal executive office on or before November 19, 2025 in order to be eligible to be included in the proxy statement for the 2026 annual meeting of shareholders; provided, that, if the date of the 2026 annual meeting of shareholders is more than 30 days before or after May 28, 2026, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
Deadline to Submit Nominations and Other Proposals for the 2026 Annual Meeting of Shareholders under our Bylaws: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2026 annual meeting of shareholders must be delivered to our Secretary at our principal executive office, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern Time, on November 19, 2025 and not earlier than October 20, 2025; provided, that, if the date of the 2026 annual meeting of shareholders is more than 30 days earlier or later than May 28, 2026, then a shareholder’s notice must be so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the earlier of the day on which (i) notice of the date of the 2026 annual meeting of shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2026 annual meeting of shareholders is first made by us. Shareholders making such a nomination or proposal must comply with the advance notice and other requirements set forth in our Bylaws, which include, among other things, requirements as to the shareholder’s timely delivery of advance notice, continuous requisite ownership of Common Shares and holding of a share certificate for such shares at the time of the advance notice, the record date for determining shareholders entitled to vote at the annual meeting and at the time of the annual meeting.
The foregoing description of the deadlines and other requirements for shareholders to submit a nomination for election to our Board or a proposal of other business for consideration at an annual meeting of shareholders is only a summary and is not a complete listing of all requirements. Copies of our Declaration of Trust and Bylaws, including the requirements for shareholder nominations and other shareholder proposals, may be obtained by writing to our Secretary at Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC’s website, www.sec.gov. Any shareholder considering making a nomination or proposal should carefully review and comply with those provisions.

2025 Proxy Statement	7

PROPOSAL 1: ELECTION OF TRUSTEES
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Ms. Barbara D. Gilmore and Mr. Joseph L. Morea for election as Independent Trustees in Class III. Ms. Gilmore and Mr. Morea currently serve on our Board.
If elected, each nominee would serve until our 2028 annual meeting of shareholders and until his, her or their successor is duly elected and qualifies, subject to the individual’s earlier death, resignation, retirement, disqualification or removal.
We expect that each Trustee nominee will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.
OUR BOARD BELIEVES THAT ITS MEMBERS SHOULD:

•
exhibit high standards of integrity and ethics;

•
have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

•
have a strong record of achievements;

•
have knowledge of the commercial real estate (“CRE”) industry, CRE financing and real estate investment trusts (“REITs”);

•
have diverse perspectives, backgrounds and experiences, including professional background and skills; and

•
be committed to serving on our Board over a period of years in order to develop knowledge about our operations and have sufficient time and availability to devote to Board and committee matters.

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Trustees with one or more of the following professional skills or experiences can assist in meeting this goal:

•
work experience with a proven record of success in his, her or their field;

•
risk oversight/management expertise;

•
accounting and finance experience, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

•
operating business and/or transactional experience;

•
management/leadership experience;

•
knowledge of our historical business activities;

•
familiarity with the public capital markets;

•
experience at a strategic or policymaking level in a business, government or non-profit organization of high standing;

•
service on other public company boards and committees;

•
qualifying as a Managing Trustee in accordance with the requirements of our governing documents; and

•
qualifying as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Trustees and Trustee candidates individually and in the broader context of our Board’s overall composition when evaluating potential nominees for election as Trustee.
A plurality of all the votes cast is required to elect each Trustee nominee at our 2025 Annual Meeting.
The names, principal occupations and certain other information about each Trustee nominee, as well as a summary of the key experiences, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board to conclude that such person is currently qualified to serve as a Trustee, are set forth on the following pages.
Our Board of Trustees recommends a vote of “FOR ALL” for the election of both Trustee nominees.

8	2025 Proxy Statement

Trustee Nominees to be Elected at Our 2025 Annual Meeting

Barbara D. Gilmore, 74, Independent Trustee
TRUSTEE SINCE 2020 BOARD COMMITTEES Audit Compensation (Chair) Nominating and Governance Class III with a term expiring at our 2025 Annual Meeting
PROFESSIONAL EXPERIENCE:
•
Professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts, from 2015 until her retirement in 2018.
•
Professional law clerk at the United States Bankruptcy Court, Central Division of the District of Massachusetts, from 2001 to 2015.
•
Partner of the law firm of Sullivan & Worcester LLP from 1993 to 2000, during which time she was appointed and served as trustee or examiner in various cases involving business finance matters.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Office Properties Income Trust (since 2009)

•
AlerisLife Inc. (from 2004 until it was acquired by ABP Trust in March 2023)

•
TravelCenters of America Inc. (from 2007 until it was acquired by BP Products North America Inc. in May 2023) and lead independent director (from 2019 to May 2023)
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Ms. Gilmore brings to our Board extensive professional skills and experience in legal and business finance matters. Ms. Gilmore possesses experience in public policy matters as well as insights and understanding of government practices gained through government service and her experience as a lawyer, bankruptcy court clerk, bankruptcy trustee and bankruptcy examiner. Ms. Gilmore has also served on public company boards and board committees. Ms. Gilmore identifies as Caucasian and as female. Ms. Gilmore qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.
Risk Oversight/Management	Government/Public Policy	Financial Literacy	REIT/Real Estate
Legal/Regulatory	Public Company Board

(1)
In addition to us, RMR currently provides management services to four other public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI) and Service Properties Trust (Nasdaq: SVC). For us and the companies with no employees, RMR or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable management agreements with those companies.

2025 Proxy Statement	9

Joseph L. Morea, 69, Independent Trustee
TRUSTEE SINCE 2021 LEAD INDEPENDENT TRUSTEE SINCE 2021 BOARD COMMITTEES Audit Class III with a term expiring at our 2025 Annual Meeting
PROFESSIONAL EXPERIENCE:
•
Vice chairman and managing director, serving as head of U.S. Equity Capital Markets, at RBC Capital Markets, an international investment bank, from 2003 until 2012.
•
Head of U.S. Investment Banking for RBC Capital Markets from 2008 to 2009.

•
Prior work as an investment banker, including as a managing director and the co-head of U.S. Equity Capital Markets at UBS, Inc.
•
Former chief operating officer of the Investment Banking Division and head of U.S. Equity Capital Markets at PaineWebber, Inc.
•
Former managing director of Equity Capital Markets at Smith Barney, Inc.

•
Work as a certified public accountant, prior to working as an investment banker.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Industrial Logistics Properties Trust (since 2018)

•
TravelCenters of America Inc. (from 2015 until it was acquired by BP Products North America Inc. in May 2023)
•
Tremont Mortgage Trust (from 2017 until it merged with us in September 2021)

•
RMR Mortgage Trust (from 2016 to May 2020 (known previously as RMR Real Estate Income Fund))
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
Portman Ridge Finance Corporation (since 2020)

•
Garrison Capital Inc. (from 2015 until it was acquired by Portman Ridge Finance Corporation in 2020)
•
First Eagle Senior Loan Fund (from 2013 to 2021)

BACKGROUND
Mr. Morea brings to our Board extensive experience in, and knowledge of, the investment banking industry and public capital markets. Mr. Morea has demonstrated leadership and management abilities as well as experience in capital raising, in strategic business transactions and finance matters. Mr. Morea has experience serving on the boards of public companies as a trustee, director and committee member. Mr. Morea has institutional knowledge earned through prior service on our Board. Mr. Morea identifies as Caucasian and as male. Mr. Morea qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Investment Expertise
REIT/Real Estate	ESG	Public Company Board

10	2025 Proxy Statement

Continuing Trustees

Ann M. Danner, 68, Independent Trustee
TRUSTEE SINCE 2024 BOARD COMMITTEES Audit Compensation Nominating and Governance Class I with a term expiring at our 2026 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Founder and managing member of RHA Advisors LLC, a construction development and management consultancy firm, since 2018.
•
Co-Founder and chief executive officer of Residential Homes of America, Inc., a vertically integrated apartment and homebuilding development company, from 1986 to 2016.
•
Vice president and director of acquisitions and sales at American United, Inc., a company engaged in development and management of a 9,000-unit apartment portfolio, from 1980 to 1986.
•
Independent advisory director for Sordoni Construction Services Inc., a general contracting business specializing in full-service construction for healthcare, education, industrial and other commercial facilities, since 2022.
•
Founding member and advisory board member of First Women’s Bank since 2021.

•
Director emeritus of ALSAC/St. Jude Children’s Research Hospital and director from 2009 to 2023.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
None

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Ms. Danner brings to our Board extensive experience in, and knowledge of, the real estate industry with a strong background in residential and multifamily sectors. Ms. Danner has demonstrated leadership and management abilities as well as 40 years of experience in real estate development, investment and operations. Ms. Danner has experience serving on private company and nonprofit boards. Ms. Danner identifies as Caucasian and as female. Ms. Danner qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Investment Expertise
REIT/Real Estate	ESG

2025 Proxy Statement	11

Matthew P. Jordan, 50, Managing Trustee
TRUSTEE SINCE 2021 BOARD COMMITTEES None Class I with a term expiring at our 2026 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Executive Vice President of RMR Inc. since 2018.

•
Chief Financial Officer and Treasurer of RMR Inc. since 2015.

•
Executive Vice President of RMR since 2017.

•
Chief Financial Officer and Treasurer of RMR since 2012.

•
Former Chief Accounting Officer for RMR.

•
Director, president and chief executive officer of Tremont since January 2021.

•
Executive vice president, chief financial officer and treasurer of Tremont from October 2017 to December 2020, and prior to that, vice president, chief financial officer and treasurer of Tremont since its formation in 2016.
•
Executive vice president, chief financial officer and treasurer of RMR Advisors LLC from October 2017 to January 2021 when it merged with Tremont.
•
Certified public accountant.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Industrial Logistics Properties Trust (since 2022)

•
Tremont Mortgage Trust (from 2020 until it merged with us in September 2021)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Jordan brings to our Board leadership experience in his positions with RMR and demonstrated management ability. Mr. Jordan has extensive experience in, and knowledge of, the CRE and residential real estate industries and REITs, including primary responsibility for overseeing the RMR Residential business. Mr. Jordan possesses institutional knowledge earned through prior leadership positions with RMR. Mr. Jordan has professional skills and expertise in accounting and finance and experience as a chief executive officer, chief financial officer and chief accounting officer and is responsible for all accounting and finance matters affecting RMR and its managed REIT clients. Mr. Jordan identifies as Caucasian and as male. Mr. Jordan qualifies as a Managing Trustee in accordance with the requirements of our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Board
REIT/Real Estate	ESG	Investment Expertise	Public Company Executive

12	2025 Proxy Statement

William A. Lamkin, 65, Independent Trustee
TRUSTEE SINCE 2021 BOARD COMMITTEES Audit Compensation Nominating and Governance (Chair) Class I with a term expiring at our 2026 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Partner in Ackrell Capital LLC, a San Francisco based investment bank, from 2003 to 2019.

•
Experience as a financial consultant and as an investment banker, including as a senior vice president in the investment banking division of ABN AMRO, prior to 2003.
•
Practicing attorney prior to working as a financial consultant and investment banker.

OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Service Properties Trust (since 2007)

•
Office Properties Income Trust (since 2019)

•
Tremont Mortgage Trust (from 2020 until it merged with us in September 2021)

•
Select Income REIT (from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018)
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
Ackrell SPAC Partners I Co. (from 2020 to 2022)

BACKGROUND
Mr. Lamkin brings to our Board extensive experience in, and knowledge of, the CRE and investment banking industries. Mr. Lamkin has demonstrated management ability and experience in capital raising and strategic business transactions. Mr. Lamkin has professional training, skills and expertise in, among other things, finance and legal matters. Mr. Lamkin has institutional knowledge earned through prior service on our Board. Mr. Lamkin identifies as Caucasian and as male. Mr. Lamkin qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Expertise	Legal/Regulatory
REIT/Real Estate	Investment Expertise	ESG	Public Company Board
Government/Public Policy

2025 Proxy Statement	13

Adam Portnoy, 54, Managing Trustee
TRUSTEE SINCE 2009 CHAIR OF OUR BOARD SINCE 2021 BOARD COMMITTEES None Class II with a term expiring at our 2027 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
President and Chief Executive Officer of RMR Inc., since shortly after its formation in 2015.

•
President and Chief Executive Officer of RMR since 2005, and Director from 2006 to June 5, 2015 when RMR became a majority owned subsidiary of RMR Inc. and RMR Inc. became RMR’s managing member.
•
Director of Tremont since March 2016.

•
Sole trustee, controlling shareholder and an officer of ABP Trust.

•
Director and controlling shareholder of Sonesta International Hotels Corporation and its parent.
•
Sole director of AlerisLife, Inc. since its acquisition by ABP Trust in March 2023.

•
Director of RMR Advisors LLC from 2007 to 2021 when it merged with Tremont.

•
Honorary Consul General of the Republic of Bulgaria to Massachusetts.

•
Co-Chair of Massachusetts Opportunity Alliance, Inc. Board.

•
Member of Massachusetts High Technology Council, Inc. Board.

•
Chair of the board of directors of the Pioneer Institute.

•
Executive committee member of the board of directors of the Greater Boston Chamber of
Commerce.
•
Member of AJC New England’s Leadership Board.

•
Previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Service Properties Trust (since 2007)

•
Diversified Healthcare Trust (since 2007)

•
Office Properties Income Trust (since 2009)

•
The RMR Group Inc. (since 2015)

•
Industrial Logistics Properties Trust (since 2017)

•
TravelCenters of America Inc. (from 2018 until it was acquired by BP Products North America Inc. in May 2023) and chair of its board (from 2019 to May 2023)
•
AlerisLife Inc. (from 2018 until it was acquired by ABP Trust in March 2023) and chair of its board (from 2019 to March 2023)
•
Tremont Mortgage Trust (from 2017 until it merged with us in September 2021)

OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Portnoy brings to our Board extensive experience in, and knowledge of, the asset management, CRE and residential real estate industries and REITs, gained in part through his key leadership position with RMR and its subsidiaries, his public company board service, and his demonstrated management ability. Mr. Portnoy also possesses experience in investment banking and private equity, as well as institutional knowledge earned through prior service on our Board and deep knowledge of our business. Mr. Portnoy identifies as Caucasian and as male. Mr. Portnoy qualifies as a Managing Trustee in accordance with the requirements of our governing documents.
Our Nominating and Governance Committee and our Board believe that, because Mr. Portnoy is the president and chief executive officer of RMR and the business of all the companies (including our Company) for which he serves as a managing trustee or managing director is integral to his day to day work, service on these additional boards does not impair the amount of attention or time that Mr. Portnoy spends on service on our Board. Our Board believes that Mr. Portnoy’s extensive familiarity with our day to day business provides valuable insight for our Board.

Risk Oversight/Management	Human Capital Management	Financial Literacy	Public Company Board
REIT/Real Estate	Investment Expertise	ESG	Public Company Executive
Government/Public Policy

14	2025 Proxy Statement

Jeffrey P. Somers, 82, Independent Trustee
TRUSTEE SINCE 2009 BOARD COMMITTEES Audit (Chair) Class II with a term expiring at our 2027 annual meeting of shareholders
PROFESSIONAL EXPERIENCE:
•
Of counsel since 2010, and a member of the law firm of Morse, Barnes-Brown & Pendleton, PC from 1995 to 2009, serving as managing member for six of those years.
•
Partner at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) for more than 20 years prior to working at Morse, Barnes-Brown & Pendleton, PC, serving as managing partner for eight of those years.
•
Director of Cantella Management Corp., a holding company of Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party.
•
Trustee of the Pictet Funds from 1995 to 2001.

•
Former staff attorney at the SEC in Washington, D.C. prior to entering private law practice.

•
Former trustee of Glover Hospital, a private not for profit regional hospital, which is currently part of Beth Israel Deaconess Hospital, among various other civic leadership roles.
OTHER RMR PUBLIC CLIENT BOARDS(1):
•
Diversified Healthcare Trust (since 2009)

•
Office Properties Income Trust (since 2009)

•
Tremont Mortgage Trust (from 2017 until 2020)

•
Select Income REIT (from 2012 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018)
OTHER NON-RMR MANAGED PUBLIC COMPANY BOARDS:
•
None

BACKGROUND
Mr. Somers brings to our Board extensive expertise in legal, corporate governance and regulatory matters, as well as leadership experience gained from his role as a law firm managing partner. Mr. Somers also possesses a sophisticated understanding of finance and accounting matters, obtained through his service as a trustee of public REITs and investment companies, as well as work on board committees. Mr. Somers has extensive experience in public policy matters and complex business transactions gained partly from government service, as well as institutional knowledge earned through prior service on our Board. Mr. Somers identifies as Caucasian and as male. Mr. Somers qualifies as an Independent Trustee in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

Risk Oversight/Management	Human Capital Management	Financial Literacy	REIT/Real Estate
ESG	Legal/Regulatory	Government/Public Policy	Public Company Board

2025 Proxy Statement	15

Executive Officers

There are no family relationships among any of our Trustees or executive officers. Our executive officers serve at the discretion of our Board.

Thomas J. Lorenzini Age: 58	President since 2021 Chief Investment Officer since 2023

Mr. Lorenzini has been a Senior Vice President of RMR, and a senior vice president of Tremont since 2021. Mr. Lorenzini previously served as a vice president of Tremont from October 2020 until October 2021, as managing director, capital markets of Tremont from October 2019 until October 2020 and as senior director, capital markets of Tremont from 2016 until October 2019. Mr. Lorenzini served as vice president of RMR Advisors LLC from 2020 until it merged with Tremont in January 2021. He was president of Tremont Mortgage Trust from January 2021 until it merged with us in September 2021. Mr. Lorenzini was a founding member of Tremont’s predecessor business. Prior to joining Tremont’s predecessor business in 2000, Mr. Lorenzini was Midwest regional director for Finova Realty Capital, and prior to that Mr. Lorenzini was a senior director for Belgravia Realty Capital. Mr. Lorenzini identifies as Caucasian and as male.

Matthew C. Brown Age: 43	Chief Financial Officer and Treasurer since 2025

Mr. Brown has been a Senior Vice President of RMR since 2019, chief financial officer and treasurer of Diversified Healthcare Trust since September 2023 and has served in various finance and accounting leadership roles with RMR and its subsidiaries since 2007, including currently being responsible for the day to day oversight of the accounting and finance support functions and the tax and internal audit departments of RMR and various affiliates. Effective April 1, 2025, Mr. Brown will serve as chief financial officer, treasurer and a vice president of Tremont. Mr. Brown served as chief financial officer and treasurer of Office Properties Income Trust from 2019 until September 2023. Mr. Brown is a certified public accountant. Mr. Brown identifies as Caucasian and as male.

16	2025 Proxy Statement

BOARD COMMITTEES
Audit Committee

Members Jeffrey P. Somers (Chair) Ann M. Danner Barbara D. Gilmore William A. Lamkin Joseph L. Morea 8 meetings during 2024
Our Audit Committee is comprised solely of Independent Trustees. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management, including cybersecurity and the use of artificial intelligence, and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews with management and our independent auditors our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.
Our Board has determined that each member of our Audit Committee is financially literate and that Mr. Morea is our Audit Committee’s “financial expert.”

Compensation Committee

Members Barbara D. Gilmore (Chair) Ann M. Danner William A. Lamkin 4 meetings during 2024	Our Compensation Committee is comprised solely of Independent Trustees. Its primary responsibilities pertain to evaluating the performance and compensation of Tremont and our executive officers. Our Compensation Committee will approve any equity compensation awards in accordance with the Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (the “2021 Equity Plan”). Our Compensation Committee recommends to our Board the cash compensation payable to our Trustees for Board and committee service and determines the cash compensation payable for service as our Lead Independent Trustee. Our Compensation Committee administers our 2021 Equity Plan and determines all awards granted pursuant to the 2021 Equity Plan. It also reviews amounts payable by us to Tremont under our management agreement and approves any proposed amendments to or termination of that agreement.
Nominating and Governance Committee

Members William A. Lamkin (Chair) Ann M. Danner Barbara D. Gilmore 3 meetings during 2024	Our Nominating and Governance Committee is comprised solely of Independent Trustees. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to our Board governance principles for our Company; and to oversee the evaluation of our Board and, to the extent not overseen by our Compensation Committee or a committee composed entirely of Trustees meeting the independence requirements of the rules of the Nasdaq, our management. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

2025 Proxy Statement	17

BOARD MEETINGS
In 2024, our Board held five meetings. In 2024, each then Trustee attended 75% or more of the aggregate of all meetings of our Board and the committees on which he, she or they served or that were held during the period in which the Trustee served as a Trustee or committee member. All of the then Trustees attended last year’s annual meeting of shareholders. Our policy with respect to Board members’ attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.sevnreit.com.
TRUSTEE COMPENSATION
Compensation of Trustees

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Trustees.
Under the currently effective Trustee compensation arrangements, each Independent Trustee receives an annual fee of $70,000 for services as a Trustee. The annual fee for any new Independent Trustee is prorated for the initial year. Each Independent Trustee who serves as a committee chair of our Board’s Audit, Compensation or Nominating and Governance Committees also receives an additional annual fee for such service of $17,500, $12,500 and $12,500, respectively, and the Lead Independent Trustee receives an additional annual fee of $15,000 for serving in this role. Trustees are reimbursed for travel expenses they incur in connection with their duties as Trustees and for out of pocket costs they incur in connection with their attending certain continuing education programs.
Each Independent Trustee and Managing Trustee also receives an annual award of Common Shares. In 2024, each Trustee other than Ms. Danner (who received a share award in March 2025 in connection with her election to the Board in December 2024) received an award of Common Shares with a value equal to $60,000 based on the closing price of Common Shares on the date of the grant, rounded down to the nearest whole share, which resulted in an award of 4,735 Common Shares to each Trustee. Managing Trustees do not receive cash compensation for their services as Trustees.
Trustee Share Ownership Guidelines

Our Board believes it is important to align the interests of Trustees with those of our Company’s shareholders by holding equity ownership positions in our Company. Accordingly, each Trustee is expected to retain, whether vested or not, at least 30,000 Common Shares (which number shall automatically adjust in respect of stock splits or similar events) (i) for existing Trustees in office as of October 1, 2021, by the date of the 2027 annual meeting of shareholders of our Company and (ii) for future Trustees, within five years following, (a) if elected by shareholders, the annual meeting of shareholders of our Company at which such Trustee was initially elected or, (b) if elected by our Board, the first annual meeting of shareholders of our Company following the initial election of such Trustee to our Board. Compliance with these ownership guidelines will be measured annually. Any Trustee who is prohibited by law or by applicable regulation of his or her employer from owning equity in our Company shall be exempt from this requirement. Our Nominating and Governance Committee may consider whether exceptions should be made for any Trustee on whom this requirement could impose a financial hardship.
As of March 12, 2025, all Trustees have met or, within the applicable period, are expected to meet, these share ownership guidelines.

18	2025 Proxy Statement

Fiscal Year 2024 Trustee Compensation

The following table details the total compensation of the Trustees for the fiscal year ended December 31, 2024 for services as a Trustee.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Ann M. Danner(3)	32,411	—	—	32,411
Barbara D. Gilmore	82,500	59,992	—	142,492
Matthew P. Jordan(4)	—	59,992	—	59,992
William A Lamkin	82,500	59,992	—	142,492
Joseph L. Morea	85,000	59,992	—	144,992
Adam Portnoy(4)	—	59,992	—	59,992
Jeffrey P. Somers	87,500	59,992	—	147,492

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2024 consisting of an annual cash retainer fee of $70,000 to each Independent Trustee, annual cash fees of $17,500, $12,500 and $12,500 to the chairs of our Audit Committee, Compensation Committee and Nominating and Governance Committee, respectively, and an annual cash fee of $15,000 to our Lead Independent Trustee.

(2)
Equals 4,735 Common Shares multiplied by the closing price of such shares on May 30, 2024, the award date. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, “Compensation—Stock Compensation” (“ASC 718”) (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All Common Share awards fully vested on the award date.

(3)
Ms. Danner received a prorated fee of $32,411 for a partial year of service as an Independent Trustee beginning with her election to the Board on December 11, 2024. Ms. Danner received a share award in March 2025 in connection with her election to the Board.

(4)
Managing Trustees do not receive cash compensation for their services as Trustees.

2025 Proxy Statement	19

OWNERSHIP OF OUR EQUITY SECURITIES
Trustees and Executive Officers

The following table sets forth information regarding the beneficial ownership of our outstanding Common Shares by each Trustee, each Trustee nominee, each of our named executive officers, and our Trustees, Trustee nominees and executive officers as a group, all as of March 12, 2025. Unless otherwise noted, to our knowledge, voting power and investment power in the Common Shares are exercisable solely by the named person and the principal business address of the named person is c/o Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
Adam Portnoy	2,018,325	13.5%	Includes 199,836 Common Shares owned
directly by Adam Portnoy, an additional 110,431
Common Shares directly owned by ABP Trust
and 1,708,058 Common Shares directly owned
by Tremont. ABP Trust is the direct record and
beneficial owner of 110,431 Common Shares
and Tremont is the direct record and beneficial
owner of 1,708,058 Common Shares. Adam
Portnoy, in his capacity as the sole trustee and
controlling shareholder of ABP Trust, may also
be deemed to beneficially own (and have
shared voting and dispositive power over) the
Common Shares beneficially owned by ABP
Trust. Tremont is a direct wholly owned
subsidiary of RMR, which is a direct majority
owned subsidiary of RMR Inc., of which
Mr. Portnoy is a managing director and
			controlling shareholder through ABP Trust.
Matthew P. Jordan	67,553	Less than 1%
Joseph L. Morea	32,614	Less than 1%
Jeffrey P. Somers	28,046	Less than 1%
Barbara D. Gilmore	26,735	Less than 1%	Includes 2,000 Common Shares held by her spouse.
William A. Lamkin	22,831	Less than 1%	Includes 22,831 Common Shares held by U/T/D 9-28-18, of which William A. Lamkin is a trustee and beneficiary.
Thomas J. Lorenzini	17,954	Less than 1%
Fernando Diaz	8,786	Less than 1%
Ann M. Danner	—	Less than 1%
All Trustees, the Trustee nominees and executive officers as a group (nine persons)	2,222,147	14.9%

*
Amounts exclude fractional shares.

**
The percentages indicated are based on approximately 14,902,773 Common Shares outstanding as of March 12, 2025.

20	2025 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons that are known to be the beneficial owners of more than 5% of the Common Shares based on statements filed with the SEC under Sections 13(d) and 13(g) of the Exchange Act.
Name and Address	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares*	Additional Information
Tremont Realty Capital LLC, The RMR Group Inc., The RMR Group LLC, ABP Trust and Adam Portnoy Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	2,018,325	13.5%
Based on a Schedule 13D/A filed with the SEC
on May 12, 2022, Mr. Portnoy’s Form 4 filed with
the SEC on September 19, 2024 and additional
information provided by Mr. Portnoy.
Tremont directly owns and has shared voting
and dispositive power over 1,708,058 Common
Shares. Voting and investment power with
respect to Common Shares owned by Tremont
may be deemed to be shared by RMR, RMR
Inc., ABP Trust and Adam Portnoy as
controlling shareholder of RMR Inc. Tremont is
a direct wholly owned subsidiary of RMR, which
is a direct majority owned operating subsidiary
of RMR Inc. Neither RMR nor RMR Inc. directly
owns any Common Shares.
Adam Portnoy directly owns and has sole voting
and dispositive power over 199,836 Common
Shares and beneficially owns and has shared
voting and dispositive power over 1,818,489
Common Shares.
ABP Trust directly owns 110,431 Common
Shares.

BlackRock, Inc. (“BlackRock”) 50 Hudson Yards New York, NY 10001	1,024,658	6.9%	Based on a Schedule 13G filed with the SEC on
November 8, 2024 by BlackRock reporting that,
at September 30, 2024 BlackRock beneficially
owned 1,024,658 Common Shares and had
sole voting power over 1,010,746 Common
Shares and sole dispositive power over
			1,024,658 Common Shares.
The Vanguard Group, Inc. (“Vanguard”) 100 Vanguard Blvd. Malvern, PA 19355	764,698	5.1%	Based on a Schedule 13G/A filed with the SEC
on November 12, 2024 by Vanguard reporting
that, at September 30, 2024 Vanguard
beneficially owned 764,698 Common Shares
and had shared voting power over 5,794
Common Shares, sole dispositive power over
754,151 Common Shares and shared
			dispositive power over 10,547 Common Shares.
Morgan Stanley 1585 Broadway New York, NY 10036	749,818	5.0%	Based on a Schedule 13G filed with the SEC on
November 8, 2024 by Morgan Stanley reporting
that, at September 30, 2024 Morgan Stanley
beneficially owned 749,818 Common Shares
and had shared voting power over 33,950
Common Shares and shared dispositive power
			over 749,818 Common Shares.

*
Our Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our Common Shares. Tremont, RMR Inc. and affiliates, however, are Excepted Holders as defined in our Declaration of Trust, and therefore are not subject to this ownership limit, subject to certain limitations.

The percentages indicated are based on approximately 14,902,773 Common Shares outstanding as of March 12, 2025.

2025 Proxy Statement	21

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee is comprised entirely of three Independent Trustees. No member of our Compensation Committee is a current, or during 2024 was a former, officer or employee of our Company. In 2024, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or our Compensation Committee, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. Two of our Compensation Committee members serve as independent trustees and one serves as a compensation committee member of other public companies to which RMR or its subsidiaries provide management services. Ms. Gilmore serves as an independent trustee and a member of the compensation committee of Office Properties Income Trust (“OPI”), and Mr. Lamkin serves as an independent trustee of OPI and Service Properties Trust. The disclosures regarding our relationships with these foregoing entities and certain transactions with or involving them under the section entitled “Certain Related Person Transactions” are incorporated by reference herein.

22	2025 Proxy Statement

EXECUTIVE COMPENSATION
None of our named executive officers is employed by us. The following tables and footnotes summarize the total compensation we paid to our President and Chief Investment Officer and our former Chief Financial Officer and Treasurer. Fernando Diaz resigned as our Chief Financial Officer and Treasurer, effective March 9, 2025, and Matthew C. Brown was appointed as our Chief Financial Officer and Treasurer, effective March 10, 2025. Our named executive officers were our only executive officers during 2024. Tremont, a subsidiary of RMR, provides, or arranges with RMR to provide, services that otherwise would be provided by employees and either RMR or Tremont employs and pays cash compensation to our named executive officers directly and in their sole discretion in connection with their services rendered to Tremont, RMR, our Company and other companies to which Tremont or RMR provide management services. For information regarding the compensation paid by us to Tremont and RMR, please see the below “Certain Related Person Transactions” section. For information regarding the compensation paid by RMR and RMR Inc. to the named executive officers of RMR Inc., please see the documents filed by RMR Inc. with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and its Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders. RMR Inc.’s filings with the SEC are not incorporated by reference into this Proxy Statement. We do not pay our named executive officers salaries or bonuses or provide other cash compensation or employee benefits. We provide equity incentive compensation to our named executive officers pursuant to the terms of our 2021 Equity Plan.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Thomas J. Lorenzini(3)	2024	—	—	54,999	9,275	64,274
President and Chief Investment Officer	2023	—	—	38,325	7,531	45,856
Fernando Diaz(3)(4)	2024	—	—	39,988	3,170	43,158
Former Chief Financial Officer and Treasurer	2023	—	—	10,950	2,209	13,159

(1)
Represents the grant date fair value of Common Share awards in 2024 and 2023 as applicable, calculated in accordance with ASC 718 (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. The values listed in this column for 2023 include the value of the Common Shares we awarded to Mr. Diaz in his capacity as an officer of RMR prior to his becoming our Chief Financial Officer and Treasurer, effective October 1, 2023.

(2)
Consists of cash distributions in 2024 on unvested Common Shares received in connection with cash distributions we paid to all of our shareholders.

(3)
In 2024, our named executive officers received aggregate base salary payments of $713,685 and aggregate cash bonuses of $764,500 from Tremont or RMR for services those officers provided to Tremont, RMR, our Company and other companies to which Tremont or RMR provide management services.

(4)
Mr. Diaz resigned as our Chief Financial Officer and Treasurer, effective March 9, 2025, and Matthew C. Brown was appointed as our Chief Financial Officer and Treasurer, effective March 10, 2025.

2024 Outstanding Equity Awards at Fiscal Year End

The agreements governing the Common Shares we awarded to our named executive officers in 2024 and prior years provide that one fifth of each award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the award date, subject to the applicable named executive officer continuing to render significant services, whether as an employee or otherwise, to us, RMR, Tremont or any RMR Client or their respective affiliates and to accelerated vesting under certain circumstances. Holders of vested and unvested Common Shares awarded under the 2021 Equity Plan receive distributions that we make, if any, on our shares on the same terms as other holders of the Common Shares.

2025 Proxy Statement	23

The following table shows the total Common Shares awarded by us in 2024 and prior years to our named executive officers that were unvested as of December 31, 2024.
		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Thomas J. Lorenzini	2024	3,244	42,432
	2023	2,100	27,468
	2022	1,400	18,312
	2021	726	9,156
Fernando Diaz(3)	2024	2,359	30,856
	2023	600	7,848
	2022	400	5,232
	2021	215	2,629

(1)
The number of Common Shares includes shares awarded on September 11, 2024, September 13, 2023, September 14, 2022 and October 1, 2021, respectively.

(2)
Equals the number of Common Shares not vested multiplied by the closing price of the Common Shares on December 31, 2024.

(3)
Mr. Diaz was elected as Chief Financial Officer and Treasurer effective October 1, 2023. The Common Shares awarded to Mr. Diaz in 2023 and prior years were awarded to him in his capacity as an officer and employee of RMR before becoming an executive officer of our Company.

Potential Payments upon Termination or Change in Control

The 2021 Equity Plan and the form of share award agreement for awards made to our named executive officers provides for acceleration of vesting of all share awards upon the occurrence of certain change in control or termination events (each, a “Termination Event”). The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of December 31, 2024.
Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2024 ($)(1)
Thomas J. Lorenzini	7,444	97,368
Fernando Diaz(2)	3,560	46,565

(1)
Equals the number of unvested Common Shares multiplied by the closing price of the Common Shares on December 31, 2024.

(2)
Mr. Diaz was elected as Chief Financial Officer and Treasurer effective October 1, 2023. The Common Shares awarded to Mr. Diaz in 2023 and prior years were awarded to him in his capacity as an officer and employee of RMR prior to becoming an executive officer of our Company.

Although we have no formal policy, plan or arrangement for payments to employees of Tremont or RMR in connection with the termination of their employment with Tremont or RMR, we may in the future provide on a discretionary basis for the acceleration of vesting of Common Shares previously awarded to them under the 2021 Equity Plan depending on various factors we then consider relevant and if we believe it is in our best interests to do so.
For a discussion of the consequences of a Change in Control or Termination Event under our business management agreement with Tremont and RMR, see the “Certain Related Person Transactions” section.

24	2025 Proxy Statement

Equity Plan Information

We may grant Common Shares under the 2021 Equity Plan to our Trustees and officers, employees of Tremont and of RMR and other individuals who provide services to us or to our subsidiaries. In fiscal year 2024, we issued 119,528 Common Shares to our Trustees and officers, employees of Tremont and of RMR and others who provided services to us or to our subsidiaries. The following table is as of December 31, 2024.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None	None	57,466
Equity compensation plans not approved by security holders	None	None	None
Total	None	None	57,466
We award Common Shares annually to our officers and to other employees of RMR who provide services to us. We do not take into account material non-public information when determining the timing or terms of our annual awards of Common Shares, nor do we time disclosure of material non-public information for the purpose of affecting the value of such awards. Because the consideration of our annual share awards by our Compensation Committee and our Board is determined on a regular schedule (i.e., in September for our officers and employees of RMR and at the first meeting of our Board after the annual meeting of shareholders for the Trustees), any proximity of any awards to earnings announcements or other market events is coincidental. We do not currently grant stock options as part of our equity compensation for our named executive officers.
Pay Versus Performance

The following table and footnotes summarize the total compensation we paid to our named executive officers (our “NEOs”), compensation “actually paid” to our NEOs (calculated in accordance with SEC rules), the cumulative total shareholder return of the Company and our net income for the past three fiscal years. None of our NEOs is employed by us. Tremont, a subsidiary of RMR, provides, or arranges with RMR to provide, services that otherwise would be provided by employees and either RMR or Tremont employs and compensates our NEOs directly and in their sole discretion in connection with their services rendered to Tremont, RMR, to us and other companies to which RMR or Tremont provide management services. For information regarding the compensation paid by us to Tremont and RMR, please see the below “Certain Related Person Transactions” section. We do not pay our NEOs salaries or bonuses or provide other cash compensation or employee benefits. We provide equity incentive compensation to our NEOs pursuant to the terms of our 2021 Equity Plan.
Pay Versus Performance
Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of initial fixed $100 Investment Based on Total Shareholder Return	Net Income ($000s)
2024	$64,274	$65,134	$43,158	$42,731	$175.14	$17,820
2023	45,856	67,918	27,142	35,441	156.09	25,965
2022	38,907	32,294	8,192	4,453	96.27	27,640

2025 Proxy Statement	25

(1)
The following table summarizes the applicable deductions and additions for the PEO in the calculation of Compensation Actually Paid to the PEO.

PEO Compensation Actually Paid
Year	PEO Name	Total Compensation Per Summary Compensation Table	Stock Grant Amount	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Total Equity Value Reflected in Compensation Actually Paid	Compensation Actually Paid to PEO
2024	Thomas Lorenzini	$64,274	$(54,999)	$42,432	$588	$11,011	$1,828	$55,859	$65,134

(2)
The only non-PEO NEO for 2024 is Fernando Diaz.

(3)
The following table summarizes the applicable deductions and additions for the Non-PEO NEO in the calculation of Compensation Actually Paid to each Non-PEO NEO.

Average Non-PEO NEOs—Compensation Actually Paid
Year	Total Compensation Per Summary Compensation Table	Stock Grant Amount	Year End Fair Value of Equity Awards Granted and Unvested During Applicable Year	Change in Fair Value as of Year End of Any Prior Year Awards that Remain Unvested as of Year End	Awards Granted and Vested in the Same Year, at Fair Value as of the Vesting Date	Change in Fair Value as of Year End of Any Prior Year Awards that Vested During Applicable Year	Total Equity Value Reflected in Compensation Actually Paid	Compensation Actually Paid to Non-PEO NEOs
2024	$43,158	$(39,988)	$30,856	$168	$8,000	$537	$39,561	$42,731
Relationship Description

CAP vs. Total Shareholder Return
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Compensation Actually Paid ("CAP")
$190
$170
$150
$130
$110
$90
$70
$50
$30
$10
Total Shareholder Return ("TSR")
Value of Initial Fixed $100 Investment
$96.27
$156.09
$175.14
$32,294
$4,453
$67,918
$35,441
$65,134
$42,731
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
Total Shareholder Return

26	2025 Proxy Statement

CAP vs. Net Income
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Compensation Actually Paid ("CAP")
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Net Income $000s
$27,640
$25,965
$17,820
$32,294
$4,453
$67,918
$35,441
$65,134
$42,731
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income

2025 Proxy Statement	27

PROPOSAL 2:	APPROVAL OF THE SECOND AMENDED AND RESTATED SEVEN HILLS REALTY TRUST 2021 EQUITY COMPENSATION PLAN
We ask you to approve the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (the “Second Amended and Restated Equity Plan”). The Second Amended and Restated Equity Plan amends and restates our current equity incentive plan (the “2021 Equity Plan”) to increase by 550,000 the total number of Common Shares available for award under the plan pursuant to grants of Common Shares or Common Shares subject to restrictions (“Restricted Shares”) and to extend the termination date. The Second Amended and Restated Plan provides that an aggregate of 1,050,000 Common Shares are available for award under the plan pursuant to grants of Common Shares or Common Shares subject to restrictions (“Restricted Shares”). As of March 12, 2025, there were 14,755,711 shares of Common Shares outstanding (not including unvested Restricted Shares), 57,466 Common Shares were available for grants of future awards pursuant to the 2021 Equity Plan, and there were 147,062 unvested Restricted Shares outstanding, which remain subject to possible forfeiture to, or repurchase for nominal consideration by, us as provided in applicable share award agreements. Our Board believes that equity compensation recognizes our executives’ and other service providers’ performance and leadership, motivates future performance and aligns interests with those of our Company and other shareholders. Our Board also believes that vesting of granted shares over time encourages executives and other service providers to remain in the service of our Company, Tremont and RMR and to continue to provide services to us through the term of the awards. The 2021 Equity Plan is the only plan we have to provide equity compensation to eligible individuals.
Material Terms of the Second Amended and Restated Equity Plan

A copy of the Second Amended and Restated Equity Plan is set forth as Annex A to this Proxy Statement. The material features of the Second Amended and Restated Equity Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement of the terms of the Second Amended and Restated Equity Plan. Accordingly, this summary is qualified in its entirety by reference to Annex A.
We believe that the number of Common Shares available for issuance under the Second Amended and Restated Equity Plan is necessary to allow us to continue our equity compensation program for approximately the next three years based on current expectations (although the Second Amended and Restated Equity Plan will have a term that runs until the tenth anniversary of our 2025 Annual Meeting).
In connection with the drafting of the proposed Second Amended and Restated Equity Plan, the Compensation Committee received input on plan design and sizing from Ferguson Partners, an independent compensation consultant retained by the Company.
For purposes of evaluating our equity compensation program, shareholders may wish to consider two key metrics: “historical burn rate” and “overhang.”
Historical Burn Rate. Our historical burn rate is equal to the number of Common Shares subject to equity awards granted during a period, in proportion to our weighted average outstanding Common Shares. Our burn rate for the fiscal year ended December 31, 2024 was 0.81%, and our average annual burn rate for the three years ended December 31, 2024 was 0.84%.
Year	Time-Based Full-Value Awards Granted	Weighted Average Common Shares Outstanding	Burn Rate
2024	119,528	14,711,513	0.81%
2023	122,000	14,625,374	0.83%
2022	127,000	14,539,637	0.87%
		3-Year Average	0.84%

28	2025 Proxy Statement

Overhang. Our overhang is the number of outstanding Common Shares that are subject to vesting requirements at year end (i.e. unvested restricted stock awards) plus the number of Common Shares available for future grants of equity awards, inclusive of an additional 550,000 Common Shares, assuming approval of the Second Amended and Restated Equity Plan by shareholders, in proportion to our Common Shares outstanding at year end excluding the unvested restricted stock. As of the fiscal year ended December 31, 2024, our overhang was 5.10%, which includes the number of Common Shares available for future grants (4.10%) and the number of unvested restricted stock awards (1.00%).
Administration. The Second Amended and Restated Equity Plan will be administered by our Board or, in the discretion of our Board, a committee (“Authorized Committee”) designated by our Board and comprised of at least two members of our Board. Our Board has delegated its authority to administer the Second Amended and Restated Equity Plan to our Compensation Committee. Each member of any Authorized Committee is required to be a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act) and to meet such other requirements as our Board may proscribe. Our Board or the Authorized Committee thereof has the authority to administer the Second Amended and Restated Equity Plan, including the authority to interpret the plan, to make awards thereunder (and determine the terms of such awards) and to adopt and approve from time to time the forms of share award agreements under the Second Amended and Restated Equity Plan.
Awards. The Second Amended and Restated Equity Plan permits discretionary awards of Common Shares, which will be subject to such terms and conditions as our Board or the Authorized Committee may determine, which may include, without limitation, terms with respect to vesting, forfeiture, repurchase or transfer restrictions, typically based on continued employment or service.
Participants. The Second Amended and Restated Equity Plan permits awards to be made to our Trustees and officers, employees of Tremont and RMR, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. Actual participants are determined by our Board or the Authorized Committee in its discretion.
Change in Control; Termination Event. The Second Amended and Restated Equity Plan provides that if we are subject to a “Change in Control,” or a “Termination Event” (as defined in the plan) unvested awards will vest upon the occurrence of such event.
Amendment and Termination. The Second Amended and Restated Equity Plan may be amended or terminated by our Board, subject to shareholder approval where required by law or applicable listing requirements. The Second Amended or Restated Equity Plan will, unless terminated earlier by our Board, terminate on May 28, 2035. However, awards outstanding at the termination of the Second Amended and Restated Equity Plan shall remain in effect according to their terms and the provisions of such plan.
Common Shares Available. The total number of Common Shares that may be granted under the Second Amended and Restated Equity Plan is 1,050,000, subject to adjustment for certain transactions as set forth in the plan. If any Common Shares subject to an award are forfeited, cancelled, repurchased or surrendered, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the Second Amended and Restated Equity Plan. Common Shares surrendered or withheld as payment of withholding taxes in respect of an award, only to the extent such surrender or withholding occurs on or after May 28, 2025, shall not be available again for grant under the Second Amended and Restated Equity Plan. The number of Common Shares reserved for issuance under the Second Amended and Restated Equity Plan and the awards made under the plan are generally subject to adjustment by our Board upon the occurrence of a merger, sale of assets, reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or any similar corporate transaction.
On March 17, 2025, the last reported sale price of the Common Shares on the Nasdaq was $12.77 per share.
Persons eligible to receive awards of shares under the Second Amended and Restated Equity Plan will be those persons selected by our Board or committee in its discretion from among our Trustees and officers, employees of Tremont and RMR, consultants, advisors or other persons or entities providing management, administrative or other services to us or to our subsidiaries. As of March 12, 2025, we had two executive officers and seven Trustees and RMR and its subsidiaries had approximately 1,000 employees who were not

2025 Proxy Statement	29

either our executive officers or Trustees; all of those persons and other qualifying service providers of our Company would be eligible for awards under the Second Amended and Restated Equity Plan.
Awards under the Second Amended and Restated Equity Plan will generally be made in the discretion of our Board or designated committee and are therefore not determinable at this time.
Certain Federal Income Tax Consequences in Respect of the Second Amended and Restated Equity Plan

The following is a summary of certain United States federal income tax consequences with respect to awards under the Second Amended and Restated Equity Plan. Participants should consult with their own tax advisors and should not rely upon this summary.
Share Awards. A participant in the Second Amended and Restated Equity Plan receiving an unrestricted Common Share award (or the unrestricted portion of a Restricted Share award) will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are transferred.
Restricted Shares. The term “restricted shares” refers to an award of Common Shares under the Second Amended and Restated Equity Plan that are subject to forfeiture restrictions. A participant generally will not be taxed upon the receipt of Restricted Shares, but rather will recognize ordinary compensation income in an amount equal to the fair market value of the Common Shares at the time the Common Shares are no longer subject to a substantial risk of forfeiture, as defined in the Internal Revenue Code. However, a participant may (not later than 30 days after the transfer of such Restricted Shares to the participant) elect under Internal Revenue Code Section 83(b) (a “Section 83(b) Election”) to recognize ordinary compensation income upon the receipt of the Restricted Shares in an amount equal to the fair market value at that time, notwithstanding the fact that such Restricted Shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional income will be recognized by such participant at the time the forfeiture restrictions lapse. If a participant makes a Section 83(b) Election and then later forfeits the Restricted Shares, such participant will not be permitted to deduct the amount of ordinary compensation income recognized.
The full amount of dividends or other distributions of property made with respect to Restricted Shares before the lapse of any applicable restrictions will constitute ordinary compensation income, unless a Section 83(b) Election has been made.
We, as the recipient of the services rendered by the participant, will generally be entitled to a deduction at the same time as and in the same amount that the participant recognizes ordinary compensation income.
Share Usage

The annual share usage under the Second Amended and Restated Equity Plan for the last three calendar years was as follows:
Year	Awards Granted (number of shares)	Weighted Average Common Shares Outstanding
2024	119,528	14,711,513
2023	122,000	14,625,374
2022	127,000	14,539,637
Approval of the Second Amended and Restated Equity Plan requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2025 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” approval of the Second Amended and Restated Equity Plan.

30	2025 Proxy Statement

PROPOSAL 3:	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS
Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.
Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ technical expertise and knowledge of our operations and industry, the auditors’ independence, the results of inspections by the Public Company Accounting Oversight Board (“PCAOB”) and peer quality reviews of the auditors and the auditors’ reputation in the marketplace. In connection with the mandated rotation of our independent auditors’ lead engagement partner, our Audit Committee and its Chair consider the selection of the new lead engagement partner identified by our independent auditors.
Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as our independent auditors for the fiscal year ending December 31, 2025. Deloitte has served as our independent auditor since December 2020 and is considered by management and our Audit Committee to be well-qualified.
Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.
Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal years ended December 31, 2024 and 2023.
	2024 Fees(1)	2023 Fees
Audit Fees	$413,700	$432,800
Audit Related Fees	—	—
Tax Fees	8,100	7,350
All Other Fees	948	948

(1)
The amount of audit fees for 2024 is based on the fees billed and paid to date and on the estimate for remaining fees provided by Deloitte to and approved by our Audit Committee for the services provided by Deloitte. The final amount of fees may vary from the estimate provided.

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable regulatory filings.
Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in “Audit Fees.” These services principally include consultation on accounting and internal control matters, information systems audits and other attest services.
Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

2025 Proxy Statement	31

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2024 and 2023 reflect annual subscription fees for Deloitte’s online accounting research application.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. RMR’s internal audit group is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.
Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the PCAOB’s rules.
All services for which we engaged Deloitte in fiscal 2024 and 2023 were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2024 and 2023 are set forth above and include estimated fee amounts. Our Audit Committee approved the engagement of Deloitte in fiscal 2024 and 2023 to provide the non-audit services described above because it determined that Deloitte providing these services would not compromise its independence and that Deloitte’s familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain comparable quality services from other providers.
Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.
One or more representatives of Deloitte will be present at our 2025 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2025 Annual Meeting.
Our Board of Trustees recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

32	2025 Proxy Statement

REPORT OF OUR AUDIT COMMITTEE
In the course of oversight by the Audit Committee (our “Audit Committee”) of the Board of Trustees (our “Board of Trustees”) of Seven Hills Realty Trust of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with management the audited financial statements for the fiscal year ended December 31, 2024; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the PCAOB regarding our independent auditors’ communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.
Based on the foregoing review and discussions, our Audit Committee recommended to our Board of Trustees that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.
Jeffrey P. Somers, Chair
Ann M. Danner
Barbara D. Gilmore
William A. Lamkin
Joseph L. Morea

2025 Proxy Statement	33

FREQUENTLY ASKED QUESTIONS
Proxy Materials and Voting Information
1.
What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2025 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2025 Annual Meeting, this Proxy Statement and our Annual Report to Shareholders for the year ended December 31, 2024 (collectively, the “proxy materials”). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.
A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.
2.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold, whether in certificate or book entry form.
If your shares are held in an account you own at a bank or brokerage firm or you hold shares through another nominee, you are considered the “beneficial owner” of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares.
If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Common Shares.
3.
What different methods can I use to have my shares voted?

By Telephone or Internet. All shareholders of record as of the close of business on March 12, 2025, the Record Date can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to authorize a proxy to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern Time, on May 27, 2025 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern Time, on the day immediately preceding the date of the reconvened meeting.
By Written Proxy. All shareholders of record as of the close of business on the Record Date also can authorize a proxy to vote their shares by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern Time, on May 27, 2025 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern Time, on the day immediately preceding the date of the reconvened meeting.

34	2025 Proxy Statement

Electronically at our 2025 Annual Meeting.
•
All shareholders of record as of the close of business on the Record Date may vote electronically at the meeting, as described in the response to question 12. Even if you plan to attend our 2025 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2025 Annual Meeting.

•
Beneficial owners as of the close of business on the Record Date may vote electronically at our 2025 Annual Meeting if they have a 16 digit control number, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is exercised at our 2025 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card or by attending the meeting and voting electronically or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2025 Annual Meeting). Attendance at our 2025 Annual Meeting will not, by itself, revoke a duly executed proxy.
Beneficial owners who wish to change their votes should contact the organization that holds their shares.
Shareholders must register in advance to attend our 2025 Annual Meeting by visiting www.proxyvote.com.
If you have any questions or need assistance in voting your shares or authorizing your proxy, please call the firm assisting us in the solicitation of proxies:
Sodali & Co
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400
4.
Who may vote at our 2025 Annual Meeting?

Holders of record of our Common Shares as of the close of business on the Record Date, or their duly authorized proxies may vote at the meeting. Holders of Common Shares are entitled to one vote for each Common Share held on the Record Date.
5.
What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 8, 28 and 31, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.
6.
What is a quorum? How are abstentions, withheld votes and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2025 Annual Meeting. The presence, in person or by proxy, of shareholders holding or representing not less than a majority of the total outstanding shares of beneficial interest entitled to be voted at our 2025 Annual Meeting constitutes a quorum for the transaction of business at the 2025 Annual Meeting.
Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect

2025 Proxy Statement	35

on the outcome of any Proposal to be acted upon at our 2025 Annual Meeting. A proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to Proposal 1 will have the same effect as an abstention for all nominees or for those nominees noted in the appropriate portion of the proxy card, respectively. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or Proposal 2. There can be no broker non-votes on Proposal 3 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.
7.
Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2025 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2025 Annual Meeting.
Instead of receiving future copies of our proxy materials by mail, shareholders of record, as of the close of business on the Record Date, and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.
8.
How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies on behalf of the Company. We have engaged Sodali & Co to assist with the solicitation of proxies for an estimated fee of $12,000 plus reimbursement of expenses. We have agreed to indemnify Sodali & Co against certain liabilities arising out of our agreement with Sodali & Co. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.
Proxies may also be solicited, without additional compensation, by our Trustees and officers, and by RMR, its officers and employees and its parent’s and subsidiaries’, including our manager, Tremont, directors, trustees, officers and employees, by mail, telephone or other electronic means or in person.
9.
What is householding?

As permitted by the Exchange Act and our Bylaws, we may deliver to shareholders only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2025 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless a shareholder at such address has notified us of such shareholder’s desire to receive separate copies of those documents. This practice is known as “householding.”
We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8253. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

36	2025 Proxy Statement

2025 Annual Meeting Information
10.
Why is our 2025 Annual Meeting being held virtually?

To provide all of our shareholders an opportunity to participate in our 2025 Annual Meeting, our 2025 Annual Meeting will be a virtual meeting of shareholders. Shareholders attending our 2025 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.
11.
How do I attend our virtual 2025 Annual Meeting?

In order to attend and participate in our 2025 Annual Meeting, shareholders must register in advance at www.proxyvote.com by 11:59 p.m. Eastern Time, on May 27, 2025. Attendance at the meeting is limited to our Trustees and officers, shareholders as of the close of business on the Record Date or their duly authorized representatives or proxies, and other persons permitted by the chair of the meeting.
•
Record owners: If you are a shareholder as of the close of business on the Record Date who holds shares directly, you may participate in our 2025 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SEVN2025 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials or proxy card.

•
Beneficial owners: If you are a shareholder as of the close of business on the Record Date who holds shares indirectly through a brokerage firm, bank or other nominee, you may participate in our 2025 Annual Meeting by visiting https://www.virtualshareholdermeeting.com/SEVN2025 and entering the 16 digit control number located on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a control number if needed.

If you have questions regarding preregistration procedures or admission procedures, please call Investor Relations at (617) 796-8253.
12.
How can I vote electronically at our 2025 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2025 Annual Meeting, you need to have a 16 digit control number from your bank, broker or other nominee. Please follow the procedures described in the response to questions 3 and 11.
You will not be able to vote your shares at the meeting without a 16 digit control number. We encourage you to provide voting instructions to your bank, broker or other nominee to vote your shares in advance, even if you intend to attend the meeting.
13.
How can I ask questions at our 2025 Annual Meeting?

Shareholders as of the close of business on the Record Date who attend and participate in our 2025 Annual Meeting at https://www.virtualshareholdermeeting.com/SEVN2025 will have an opportunity to submit questions live via the internet during a designated portion of the program. Shareholders must have available their control number provided on their proxy card or voting instruction form.
If you experience any technical difficulties accessing our 2025 Annual Meeting or during the meeting, please call the toll-free number that will be available on our virtual shareholder login site for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of our 2025 Annual Meeting.

2025 Proxy Statement	37

Company Documents, Communications and Shareholder Proposals
14.
How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and Code. To view these documents, go to www.sevnreit.com, click on “Investors” and then click on “Governance.” To view our SEC filings and Forms 3, 4 and 5 filed by our Trustees and executive officers, go to www.sevnreit.com, click on “Investors,” and then click on “Financial Information.”
We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
15.
How can I communicate with our Trustees?

Any shareholder or other interested person who wants to communicate with our Trustees should write to such Trustee(s), c/o Secretary, Seven Hills Realty Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@sevnreit.com. The communication will then be delivered to the Trustee(s).
16.
How do I submit a nomination or other proposal for action at the 2026 annual meeting of shareholders?

A nomination or other proposal for action to be presented by any shareholder at our 2026 annual meeting of shareholders must be submitted as follows:
•
For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by November 19, 2025.

•
If the proposal is not to be included in the proxy statement pursuant to Rule 14a-8, the proposal must be made in accordance with the procedures and requirements set forth in our Bylaws and must be delivered to us not later than 5:00 p.m., Eastern Time, on November 19, 2025 and not earlier than October 20, 2025.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.
For additional information regarding how to submit a shareholder proposal, see page 7 of this Proxy Statement.

38	2025 Proxy Statement

RELATED PERSON TRANSACTIONS
The descriptions of agreements in this “Related Person Transactions” section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our SEC filings.
A “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) or a proposed transaction in which (i) we were, are or will be a participant, (ii) the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and (iii) any related person had, has or will have a direct or indirect material interest.
A “related person” means any person who is, or at any time since January 1, 2024 was:
•
a Trustee, a nominee for Trustee or an executive officer of ours;

•
known to us to be the beneficial owner of more than 5.0% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

•
an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

•
a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10.0% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that describe the consideration and approval of related person transactions. Under these Governance Guidelines, we may not enter into a transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, our Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of our Declaration of Trust and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex B to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in accordance with our policies, Declaration of Trust and Bylaws, each as described above and Maryland law. In the case of any transactions with us by employees of RMR and its subsidiaries, including Tremont, who are subject to the Code but who are not our Trustees or executive officers, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.sevnreit.com.
Certain related person transactions are set forth in Annex B to this Proxy Statement.

2025 Proxy Statement	39

WARNING CONCERNING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. These statements include words such as “believe”, “could”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and “opportunities” and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about the Company’s investment portfolio and loan investment performance; the quality of the sponsors of the Company’s borrowers; the Company’s office sector exposure; the Company’s future lending activity and opportunities; the Company’s liquidity and leverage levels and capacity; the ability of the Company to capitalize on opportunities; the Company’s ability to achieve its investment objectives and generate attractive returns for its shareholders; plans and strategies relating to corporate governance, executive compensation, trustee compensation, risk oversight; risk mitigation efforts; the anticipated roles and responsibilities of the Board’s committees; Board recruitment, selection and refreshment; the timing of any of the foregoing; assumptions underlying any of the foregoing; and any other statements that address events or developments that the Company intends or believes will or may occur in the future. Forward-looking statements reflect the Company’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause the Company’s actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in the Company’s periodic filings. The information contained in the Company’s filings with the SEC, including under the caption “Risk-Factors” and “Warning Concerning Forward-Looking Statements” in the Company’s periodic reports, or incorporated therein, identifies important factors that could cause differences from the Company’s forward-looking statements in this Proxy Statement. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, the Company does not intend to update or change any forward-looking statement, whether as a result of new information, future events or otherwise. Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the SEC.

40	2025 Proxy Statement

OTHER INFORMATION
At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.
Jennifer B. Clark
Secretary
Newton, Massachusetts
March 19, 2025

2025 Proxy Statement	41

ANNEX A—SECOND AMENDED AND RESTATED SEVEN HILLS REALTY TRUST 2021 EQUITY COMPENSATION PLAN
SECOND AMENDED AND RESTATED SEVEN HILLS REALTY TRUST
2021 EQUITY COMPENSATION PLAN
Seven Hills Realty Trust hereby adopts the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (i) to increase the number of Shares available for issuance pursuant to the Plan; (ii) to make certain administrative changes to the Plan; and (iii) to extend the termination date of the Plan. The Plan is an amendment and restatement of the predecessor Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan (the “Predecessor Plan”).
I.   PURPOSE
The Plan is intended to advance the interests of the Company and its subsidiaries, if any, by providing a means of rewarding selected officers and Trustees of the Company, employees of the Company, the Manager or The RMR Group LLC, and others rendering valuable services to the Company, its subsidiaries or to the Manager or The RMR Group LLC, through grants of the Company’s Shares.
II.   DEFINITIONS
Terms that are capitalized in the text of the Plan have the meanings set forth below:
(a)
“Board” means the Board of Trustees of the Company.

(b)
“Company” means Seven Hills Realty Trust, a Maryland real estate investment trust.

(c)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(d)
“Key Person” means an employee, consultant, advisor, Trustee, officer or other person providing services to the Company, to a subsidiary of the Company, or to the Manager or The RMR Group LLC or an affiliate of the Manager or The RMR Group LLC.

(e)
“Manager” means a person or entity providing management or administrative services to the Company.

(f)
“Participant” means a person to whom Shares have been granted, or any other person who becomes owner of the Shares by reason of such person’s death or incapacity.

(g)
“Plan” means this Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan, as it may be amended from time to time.

(h)
“Securities Act” means the Securities Act of 1933, as amended.

(i)
“Share Agreement” means an agreement between the Company and a Participant regarding Shares issued to the Participant pursuant to the Plan.

(j)
“Shares” means the Company’s common shares, $0.001 par value per share.

(k)
“Trustee” means a member of the Board.

III.   SHARES SUBJECT TO THE PLAN
Subject to the provisions of Article VII, the maximum number of Shares which may be granted under the Plan following the Effective Date shall equal 1,050,000, inclusive of Shares reserved under the Predecessor Plan. If any Shares subject to an award under the Plan are forfeited, cancelled, repurchased or surrendered or if an award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such award shall, to the extent of any such forfeiture, cancellation, repurchase or surrender, again be available for awards under the Plan. Shares surrendered or withheld as payment of withholding taxes in respect of an award, only to the extent such surrender or withholding occurs on or after May 28, 2025, shall not be available again for grant under the Plan.

A-1	2025 Proxy Statement

Subject to the terms of any Share Agreement, a holder of Shares granted under the Plan, whether or not vested, shall have all of the rights of a shareholder of the Company, including the right to vote the Shares and the right to receive any distributions, unless the Board shall otherwise determine. Certificates representing Shares or statements representing Shares in book-entry form may be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Securities Act and the applicable Share Agreement, if any. In addition, the Company may hold the certificates representing Shares pending lapse of any applicable vesting, forfeiture, repurchase, transfer or similar restrictions.
IV.   METHOD OF GRANTING SHARES
Grants of Shares to any Key Person shall be made by action of the Board, which shall have the sole discretion (subject to the terms of the Plan) to select persons to whom Shares are to be granted, the amount and timing of each such grant, the extent, if any, to which vesting restrictions or other conditions shall apply to the award and all other terms and conditions of any award (which terms and conditions need not be the same as between recipients or awards). If a person to whom such a grant of Shares has been made fails to execute and deliver to the Company a Share Agreement within ten (10) days after it is submitted to him, her or them, the grant of Shares related to such Share Agreement may be cancelled by the Company, acting by the Board, at its option and in its discretion without further notice to the Participant. Nothing in this Section IV shall prevent the Board from delegating its authority to make grants to a committee pursuant to Section V.
V.   ADMINISTRATION OF THE PLAN
The Plan shall be administered by the Board or, in the discretion of the Board, a committee of the Board designated by the Board and composed of at least two (2) members of the Board. All references in the Plan to the Board shall be understood to refer to such committee or the Board, whichever shall be administering the Plan from time to time. All questions of interpretation and application of the Plan and of grants of Shares shall be determined by the Board in its sole discretion and the Board shall have the authority to do all things necessary to carry out the purposes of the Plan, and its determinations shall be final and binding upon all persons, including the Company and all Participants. Without limiting the generality of the foregoing, the Board is authorized to: (i) adopt and approve from time to time the forms and, subject to the terms of the Plan, the terms and conditions of any Share Agreement; (ii) make adjustments to awards in response to changes in applicable laws, regulations or accounting principles; and (iii) prescribe, amend and rescind rules and regulations relating to the Plan. If it determines to do so, the Board may grant Shares under this Plan that are not subject to vesting, forfeiture, repurchase and transfer restrictions.
For so long as Section 16 of the Exchange Act is applicable to the Company, each member of any committee designated to administer the Plan shall qualify as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and its composition shall comply with all other applicable legal requirements.
With respect to persons subject to Section 16 of the Exchange Act with respect to the Company, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act.
VI.   ELIGIBLE PERSONS
The persons eligible to receive grants of Shares shall be those persons selected by the Board in its discretion from among Key Persons who contribute to the business of the Company and its subsidiaries, if any.
VII.   CHANGES IN CAPITAL STRUCTURE
In the event of any stock dividend or other similar distribution (whether in the form of stock or other securities), stock split or combination of shares (including a reverse stock split), conversion, reorganization, consolidation, split-up, spin-off, combination, merger, exchange of stock, extraordinary cash dividend or other similar transaction or event, the Board shall make adjustments to the maximum number of Shares that may be issued under the Plan under Article III and Article IV and shall also make appropriate adjustments to the number and kind of shares of stock, securities or other property (including cash) subject to awards then outstanding under the Plan affected by such change and to the other terms and conditions of such awards. No fractional Shares shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share.

2025 Proxy Statement	A-2

VIII.   EFFECTIVE DATE AND DURATION AND TERMINATION OF PLAN
The Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan shall be effective as of May 28, 2025, subject to approval by the Company’s shareholders (the “Effective Date”). Shares may be granted under the Plan from time to time until the close of business on May 28, 2035. Awards outstanding at Plan termination shall remain in effect according to their terms and the provisions of the Plan. The Board hereafter may at any time amend or terminate the terms of an award or the Plan in any respect; provided that (without limiting Article VII hereof) the Board may not, without the affected Participant’s consent, amend or terminate the terms of an award or the Plan so as to affect adversely the Participant’s rights under an outstanding award. Any amendments to the Plan shall be conditioned upon shareholder approval only to the extent, if any, such approval is required by applicable law or listing requirements.
IX.   MISCELLANEOUS
A.
Nonassignability of Shares. Shares subject to a Share Agreement shall not be assignable or transferable by a Participant except in accordance with the terms of the applicable Share Agreement or as may be permitted by the Board.

B.
No Guarantee of Employment. Neither the award of Shares nor a Share Agreement shall give any person the right to continue in the employment or service of, or to continue to act as an officer or Trustee of, or to serve in any other capacity with, the Company, any subsidiary or the Manager or The RMR Group LLC or any affiliate of the Manager or The RMR Group LLC.

C.
Tax Withholding; Section 409A. To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes incurred by a Participant by reason of a grant of Shares, and, as a condition to the receipt of any grant of Shares, a Participant agrees that if the amount payable to him, her or them by the Company in the ordinary course is insufficient to pay such taxes, he, she or they shall, upon request of the Company, pay the Company an amount sufficient to satisfy its tax withholding obligations. Without limiting the foregoing, the Board may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of Shares, by withholding from the Shares to be issued to such Participant or by accepting delivery of Shares already owned by him, her or them. The fair market value of the Shares for this purpose shall be the closing price of the Shares on the principal securities exchange on which the Shares are listed on the date such Shares are repurchased by the Company, unless otherwise determined by the Board in its discretion. If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company share certificates registered in his, her or their name or other evidence of legal and beneficial ownership of Shares owned by him, her or them, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the Shares represented by such share certificates. If the Participant is subject to Section 16(a) of the Exchange Act, his, her or their ability to pay the withholding obligation in the form of Shares shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act. It is intended that awards granted under the Plan be exempt from the application of Section 409A of the Code, and the Plan and such awards shall be construed in accordance with that intention.

D.
Conditions to Issuance. The issuance of Shares under the Plan is subject to compliance with (1) the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of Shares and (2) the listing rules of any stock exchange or national market system on which the Shares are listed.

E.
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

F.
Governing Law. The Plan shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to contracts made and to be performed therein, without reference to the conflicts of law principles thereof.

A-3	2025 Proxy Statement

G.
Change in Control. Each unvested Share under the Plan immediately prior to the occurrence of a “Change in Control” or a “Termination Event” shall become fully vested upon the occurrence of the Change in Control or Termination Event, as each term is defined below.

A “Change in Control” shall be deemed to have occurred if any of the events set forth in any one of the following paragraphs shall have occurred:
(a)
any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding common shares of beneficial interest of the Company or the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (c)(i) below;

(b)
the following individuals cease for any reason to constitute a majority of the number of Trustees then serving: individuals who, on the Effective Date, constitute the Board and any new Trustee (other than a Trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Trustees) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Trustees then in office who either were Trustees on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

(c)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(d)
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding anything to the contrary set forth herein, a transaction involving the Company and an Excluded Entity (or Affiliate) in which the award of Shares is to be assumed by the successor (or replaced by a substantially equivalent award) shall not constitute a Change in Control.
A “Termination Event” shall occur if Tremont Realty Capital LLC (or any entity controlled by, under common control with or controlling Tremont Realty Capital LLC) ceases to be the manager or shared services provider to the Company.
For purposes of the defined terms used in this Section IX.G., but not previously defined in the Plan, the following definitions shall apply:
“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.
“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
“Excluded Entity” shall mean any entity to which The RMR Group LLC (or any entity controlled by, under common control with or controlling The RMR Group LLC) provides management, advisory or shared services.

2025 Proxy Statement	A-4

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities and (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

A-5	2025 Proxy Statement

ANNEX B—CERTAIN RELATED PERSON TRANSACTIONS
Relationships with Tremont, RMR and Others Related to Them. We have relationships and historical and continuing transactions with Tremont, RMR, RMR Inc. and others related to them, including some of the RMR Clients, some of which have trustees, directors or officers who are also our Trustees or officers. Tremont is a subsidiary of RMR, which is a majority owned subsidiary of RMR Inc., and RMR Inc. is the managing member of RMR. RMR provides certain shared services to Tremont that are applicable to us, and we reimburse Tremont or pay RMR for the amounts Tremont or RMR pays for those services.
Our Manager, Tremont. We have no employees. The personnel and various services we require to operate our business are provided to us by Tremont pursuant to a management agreement between us and Tremont, which provides for the day to day management of our operations by Tremont, subject to the oversight and direction of our Board. For a description of the terms of our management agreement with Tremont, please see Note 8 to the Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2024. We recognized base management fees of $4.3 million for each of the fiscal years ended December 31, 2024 and 2023. We recognized incentive fees of $1.0 million for each of the fiscal years ended December 31, 2024 and 2023.
Expense Reimbursement. Tremont, and not us, is responsible for the costs of its employees who provide services to us, including the cost of Tremont’s personnel who originate our loans, unless any such payment or reimbursement is specifically approved by a majority of our Independent Trustees, is a shared services cost or relates to awards made under any equity compensation plan adopted by us. In general, we are required to pay or to reimburse Tremont and its affiliates for certain costs and expenses of our operations. Some of these services are provided by RMR pursuant to a shared services agreement between Tremont and RMR. We reimburse Tremont for shared services costs Tremont pays to RMR and its affiliates, and these reimbursements include an allocation of the cost of applicable personnel employed by RMR and our share of RMR’s costs of providing our internal audit function, with such shared services costs subject to approval by a majority of our Independent Trustees at least annually. We incurred shared services costs of $2.6 million for each of the years ended December 31, 2024 and 2023 payable to Tremont as reimbursement for shared services costs it paid to RMR.
Share Awards to Tremont and RMR Employees. During 2024 and 2023, we awarded Common Shares to our officers and other employees of RMR and/or Tremont. One fifth of these awards vested on the grant date of the awards and one fifth vests on each of the next four anniversaries of the grant dates of the awards. During 2024 and 2023, we awarded to our officers and employees of RMR and/or Tremont awards of 91,118 Common Shares and 80,000 Common Shares, respectively, valued at approximately $1.2 million and $0.9 million, respectively, in aggregate, based upon the closing price of the Common Shares on the Nasdaq on the date the awards were granted under the 2021 Equity Plan. These share awards to employees of Tremont and/or RMR are in addition to the share awards made to our Managing Trustees, as Trustee compensation, and the fees we paid to Tremont. During 2024 and 2023 we purchased 28,165 and 17,421 Common Shares, respectively, at the closing price of the Common Shares on Nasdaq on the date of purchase, from certain of our current and former officers and other employees of Tremont and/or RMR in satisfaction of tax withholding and payment obligations in connection with the vesting of awards of the Common Shares. The aggregate value of the Common Shares purchased during the years ended December 31, 2024 and 2023 was $0.4 million and $0.2 million, respectively.
On occasion, we have entered into arrangements with former employees of RMR or Tremont in connection with the termination of their employment with RMR or Tremont, providing for the acceleration of vesting of Common Share awards previously awarded to them under our equity compensation plans. The aggregate value of the Common Share awards we so accelerated, measured as of the effective dates of acceleration, was approximately $0.3 million and $0.2 million, in aggregate, for the years ended December 31, 2024 and 2023.
Additionally, each of our executive officers during 2024 and 2023 received share awards of RMR Inc. and other RMR Clients, in their capacities as officers or employees of RMR and/or Tremont.
Directors’ and Officers’ Liability Insurance. We, RMR Inc. and certain other RMR Clients, participate in a combined directors’ and officers’ liability insurance policy. We paid a premium of $0.1 million for this coverage for the policy years ending September 30, 2023, 2024 and 2025.

2025 Proxy Statement	B-1

Other. In addition to the fees and expense reimbursements payable to Tremont under our management agreement, Tremont and its affiliates may benefit from other fees paid to them in respect of our investments. For example, if we seek to securitize some of our CRE loans, Tremont or its affiliates may act as collateral manager. In any of these or other capacities, Tremont and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.
The foregoing descriptions of our agreements with Tremont, RMR and other related persons are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC’s website, www.sec.gov. We may engage in additional transactions with related persons, including businesses to which Tremont, RMR or their affiliates provide management services.

B-2	2025 Proxy Statement

THANK YOU
Thank you for being a shareholder of Seven Hills Realty Trust.

SCAN TOVIEW MATERIALS & VOTE INVESTOR RELATIONS SEVEN HILLS REALTY TRUST255 WASHINGTON STREET, SUITE 300NEWTON, MASSACHUSETTS 02458 AUTHORIZE YOUR PROXY BY INTERNETBefore the meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 27, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions.AUTHORIZE YOUR PROXY BY TELEPHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions.If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Seven Hills Realty Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.VOTE BY VIRTUALLY ATTENDING THE MEETINGYou must register in advance to attend the meeting by visiting the
"Attend a Meeting" link at www.proxyvote.com. During the meeting - Go to https://www.virtualshareholdermeeting.com/SEVN2025You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website.ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONSIf you would like to reduce the costs incurred by Seven Hills Realty Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62965-P27716 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYSEVEN HILLS REALTY TRUSTThe Board of Trustees Recommends a Vote FOR ALLNominees for Trustee in Proposal 1 and FOR Proposals2 and 3.1.Election of Trustees.Nominees (for Independent Trustee in Class III):01)Barbara D. Gilmore02)Joseph L. Morea2.Approval of the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan.3.Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2025 fiscal year.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.(NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.)Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateFor Withhold For All AllAllExceptTo withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below. For Against Abstain

SEVEN HILLS REALTY TRUST ANNUAL MEETING OF SHAREHOLDERSMay 28, 2025, 9:30 a.m., Eastern Time Virtually via the Internet athttps://www.virtualshareholdermeeting.com/SEVN2025Please see the Proxy Statement for attendance instructions.The 2025 Annual Meeting of Shareholders of Seven Hills Realty Trust will address the following items of business:1.Election of the Trustees named in the Proxy Statement to the Company's Board of Trustees;2.Approval of the Second Amended and Restated Seven Hills Realty Trust 2021 Equity Compensation Plan;3.Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2025 fiscal year; and4.Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.V62966-P27716 SEVEN HILLS REALTY TRUSTANNUAL MEETING OF SHAREHOLDERSMay 28, 2025, 9:30 a.m., Eastern Time Proxy Important Notice Regarding the Availability of Proxy Materials: The proxy materials for the 2025 Annual Meeting of Shareholders of Seven Hills Realty Trust (the "Company"), including the Company's Annual Report and Proxy
Statement, are available on the Internet. To view the proxy materials or authorize your proxy by Internet, by telephone or by mail, please follow the instructions on the reverse side hereof.This proxy is solicited on behalf of the Board of Trustees of Seven Hills Realty Trust.The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam Portnoy, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2025 Annual Meeting of Shareholders of the Company to be held virtually via the Internet at https://www.virtualshareholdermeeting.com/SEVN2025, on May 28, 2025, at 9:30 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Annual Report and the Proxy Statement, which includes the Notice of 2025 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.See reverse for instructions on how to authorize a proxy.